VANGUARD
NEW YORK INSURED
TAX-FREE FUND

Semiannual Report
May 31, 1997



[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP:
LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                    Summary

                                       6


                                   Financial
                                   Statements

                                       7


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER


                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

DEAR SHAREHOLDER,

During the first half of Vanguard New York Insured Tax-Free Fund's 1997 fiscal year, interest rates drifted unevenly upward as the surprising staying power of the U.S. economy continued to stoke fears of higher inflation. While the general rise in interest rates caused municipal bond prices to decline, interest income was sufficient to give bonds a marginally positive total return for the six months ended May 31, 1997. In this environment, our return surpassed that of our average competitor, as shown in the table below.

     The Fund's total return (capital change plus reinvested dividends) is based on a change in net asset value from $10.99 per share on November 30, 1996, to $10.79 per share on May 31, 1997, adjusted for dividends totaling $0.288 per share from net investment income and a distribution of $0.041 from net realized capital gains.

-------------------------------------------------------------
                                               TOTAL RETURN
                                             SIX MONTHS ENDED
                                               MAY 31, 1997
-------------------------------------------------------------
Vanguard New York
   Insured Tax-Free Fund                          +1.2%
-------------------------------------------------------------
Average New York
   Insured Municipal Bond Fund                    +1.0
-------------------------------------------------------------

THE PERIOD IN REVIEW

The half-year was marked by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. In the taxable bond market, yields moved steadily higher during the first four months of the period, only to retrace a few steps during the final two months as concerns about inflation eased somewhat.

     On balance, yields on longer-term U.S. Treasury securities ended the period higher than they started. The yield on the benchmark 30-year U.S. Treasury bond rose from 6.35% on November 30, 1996, to 6.91% on May 31, 1997. Municipal bonds withstood the interest rate increase better than their taxable counterparts, thanks in part to a reduced supply of new issues during the period. The yield on 30-year, high-quality municipal bonds edged up on balance from 5.45% to 5.55%.

     The Fund's +1.2% total return during the half-year consisted of a +2.7% income return and a capital decline of -1.5%, reflecting bond price declines engendered by the modest increase in interest rates. This return bested that of the average New York insured municipal bond fund, but fell behind the +1.7% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, outside the "real world" of operating expenses and transaction costs.

     Though recent history shows the harm that rising interest rates can inflict on long-term bonds, the extended view reminds us that falling interest rates periodically have the opposite effect. In the end, these changes amount over time to little more than "noise," leaving the rate of interest income as the main source of our long-term returns.

     Over these longer periods, our Fund is aided by our disciplined management approach, as well as by our low expenses--durable advantages for our shareholders that we expect to continue. Our Fund's expense ratio (expenses as a percentage of average net assets) was 0.20% in fiscal 1996, compared with 1.14% charged by the average New York insured tax-free fund.

     This cost advantage allows us to offer a portfolio of bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default--insurance that obviously comes at a cost--while providing returns that are fully competitive with those of uninsured municipal bond portfolios. Our expense ratio advantage aided our performance during the brief semiannual period, just as it has done over longer periods (+8.0% for our Fund versus +7.1% for our peers over the past twelve months, and an annualized +8.4% return versus an annualized +7.5% for competing funds over the past ten years).

IN SUMMARY

It's worth noting that the mediocre performance of the U.S. bond market over the past six months stands in stark contrast to that of the U.S. stock market, which continued to steam ahead, gaining +13.1% (as measured by the Standard & Poor's 500 Composite Stock Price Index).

     While it may be difficult for bond investors to watch the big gap between the recent returns of stocks and bonds, it is exactly this lack of correlation between the asset classes that makes the creation and maintenance of a balanced investment program of stock funds, bond funds, and money market funds a prudent move for mutual fund investors. As that gap narrows--or opens in favor of bonds over stocks, as it will from time to time--the true value of a balanced program will be evident.

     We look forward to reporting to you in further detail in our 1997 Annual Report six months hence.


/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

June 16, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

----------------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                       PERIODS ENDED MAY 31, 1997
                                            --------------------------------------------
                                              6 MONTHS           1 YEAR         5 YEARS*
----------------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                                13.1%           29.4%           18.4%
   Russell 2000 Index                            8.4             7.0            15.8
   MSCI-EAFE Index                               4.2             7.9            10.9
----------------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                   0.9%            8.3%            7.2%
   Lehman 10-Year Municipal
     Bond Index                                  1.7             8.2             7.5
   Salomon 90-Day U.S. Treasury Bills            2.6             5.3             4.5
----------------------------------------------------------------------------------------
OTHER
   Consumer Price Index                          0.9%            2.2%            2.8%
----------------------------------------------------------------------------------------

*Average annual.

   The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

     Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

REPORT FROM THE ADVISER

      Stronger than expected economic growth and concerns over inflation led to a rise in interest rates during the six months ended May 31, 1997, the first half of the fiscal year for Vanguard New York Insured Tax-Free Fund. In March, the Federal Reserve Board responded by increasing the federal funds rate a quarter-point to 5.50%. Yields on the benchmark 30-year U.S. Treasury bond rose
0.56 percentage point to 6.91% during the six months, while yields on long-term, high-quality municipal bonds increased a mere 0.10 percentage point to 5.55%.

     The magnitude of the rise in rates was partially mitigated by strong investor demand and reduced supply in the municipal market. Consequently, yields of long-term, high-grade tax-exempt bonds rose less in relation to yields on U.S. Treasury bonds, from a ratio of 86% last November 30 to 80% on May 31. While the lack of supply helped the performance of municipal bonds relative to Treasuries, it also resulted in a compression of the yield differentials between higher- and lower-quality municipal securities. Over the short term, such an environment is often advantageous to the price performance of mutual funds holding lower-quality bonds. In contrast, Vanguard's state tax-free Portfolios are insured and adhere to significantly higher quality standards than the typical mutual fund. Nonetheless, the Portfolios provided returns competitive with those of lower-quality competitors.

     During the first fiscal half, we pursued two strategies to maximize tax-exempt income and minimize risk. First, we lowered the effective maturities of the Portfolios, which reduced their exposure to rising interest rates and preserved principal. This was accomplished by offsetting our market exposure through hedges in (i.e., sales of) Treasury futures contracts, while maintaining our holdings of municipal bonds. Second, we overweighted our holdings of intermediate-term bonds with maturities of 10-20 years. Intermediate bonds currently offer the best relative value because they generate 95% of the yield of long-term municipal bonds while providing less price volatility. In combination, these strategies enabled us to reduce our exposure to interest rate changes, maintain a high tax-exempt dividend stream, and capitalize on the relative outperformance of municipal bonds.

     Vanguard's investment objective is to provide consistent above-average performance relative to our competitors. We accomplish this by combining a disciplined management approach with a low expense ratio. Over the long term, we believe this philosophy will continue to produce superior performance and a durable tax-exempt dividend for our shareholders.

     The second half of the fiscal year will require investors to remain vigilant because of the possibility of further increases in the federal funds rate by the Federal Reserve Board.

Ian A. MacKinnon, Senior Vice President
Reid O. Smith, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 11, 1997


INVESTMENT PHILOSOPHY

The Fund reflects a belief that a high level of current income exempt from federal and New York state income taxes can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in New York.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


NEW YORK INSURED TAX-FREE FUND
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1997
-------------------------------------------------------
           NEW YORK INSURED TAX-FREE FUND   LEHMAN*
FISCAL     CAPITAL     INCOME   TOTAL        TOTAL
YEAR       RETURN      RETURN   RETURN      RETURN
-------------------------------------------------------
1986          0.8%       4.3%    5.1%         5.0%
1987        -12.0        6.2    -5.8         -0.2
1988          4.4        7.2    11.6         10.6
1989          5.1        7.2    12.3         11.0
1990         -0.7        6.7     6.0          7.7
1991          3.9        7.0    10.9         10.3
1992          4.1        6.5    10.6         10.0
1993          6.4        6.0    12.4         11.1
1994        -11.5        5.1    -6.4         -5.2
1995         13.5        6.4    19.9         18.9
1996          0.4        5.4     5.8          5.9
1997**       -1.5        2.7     1.2          1.7
-------------------------------------------------------

* Lehman Municipal Bond Index.

**Six months ended May 31, 1997.

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  10 YEARS
                                     INCEPTION                                   ----------------------------------------
                                       DATE          1 YEAR        5 YEARS        CAPITAL         INCOME           TOTAL
-------------------------------------------------------------------------------------------------------------------------
New York Insured Tax-Free Fund        4/7/86          5.25%         7.29%           0.80%         6.32%            7.12%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                     MATURITY           AMOUNT        VALUE*
NEW YORK INSURED TAX-FREE FUND                                         COUPON            DATE            (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
----------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (83.0%)
Albany County NY GO                                                     5.00%         10/1/05 (3)    $   2,000    $   2,023
Albany County NY GO                                                     5.00%         10/1/06 (3)        3,150        3,178
Albany County NY GO                                                     5.00%         10/1/12 (3)        4,400        4,253
Albany County NY GO                                                     7.00%         1/15/05 (2)        1,250        1,345
Albany NY Muni. Water Finance Auth.                                     7.50%         12/1/17 (1)        2,080        2,216
Battery Park City NY Auth.                                              5.50%         11/1/26 (2)       11,750       11,432
Broome County NY Public Safety Fac. Project                             5.25%          4/1/15 (1)        3,000        2,889
Buffalo & Erie NY Toll Bridge Auth.                                     6.00%          1/1/15 (1)        4,500        4,666
Buffalo NY General Improvement                                          6.75%          3/1/06 (1)        1,815        1,968
Buffalo NY General Improvement                                          6.75%          3/1/07 (1)          390          423
Buffalo NY General Improvement                                          6.75%          3/1/09 (1)          410          445
Buffalo NY General Improvement                                          6.75%          3/1/10 (1)          380          409
Buffalo NY General Improvement                                          6.75%          3/1/11 (1)          385          415
Buffalo NY Muni. Water Finance Auth.                                    5.75%          7/1/19 (4)        8,500        8,489
Buffalo NY Sewer Auth. System Rev.                                      5.00%          7/1/12 (3)        3,675        3,499
Buffalo NY Sewer Auth. System Rev.                                      5.25%          7/1/08 (3)        3,500        3,525
Duchess County NY Resource Recovery Solid Waste System                  7.50%          1/1/09 (3)        2,000        2,158
Erie County NY GO                                                       6.10%         1/15/06 (3)        1,865        2,024
Erie County NY GO                                                      6.125%         1/15/07 (3)        1,660        1,813
Erie County NY Water Auth. Rev.                                         0.00%         12/1/05 (2)        3,000        1,960
Erie County NY Water Auth. Rev.                                         0.00%         12/1/06 (2)        6,915        4,309
Erie County NY Water Auth. Rev.                                         5.00%         12/1/04 (2)        5,920        6,042
Erie County NY Water Auth. Rev.                                         6.00%         12/1/08 (2)        1,600        1,705
Erie County NY Water Auth. Rev. VRDO                                    3.80%          6/4/97 (2)        8,400        8,400
Town of Hempstead NY GO                                                 5.50%          8/1/11 (3)        2,450        2,484
Town of Hempstead NY GO                                                5.625%          2/1/12 (3)        1,490        1,520
Town of Hempstead NY GO                                                5.625%          2/1/13 (3)        1,170        1,189
Huntington NY GO                                                        5.50%          4/1/13 (3)        3,400        3,417

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE       MARKET
                                                                                     MATURITY               AMOUNT       VALUE*
NEW YORK INSURED TAX-FREE FUND                                         COUPON            DATE                (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
Huntington NY GO                                                        6.70%          2/1/11 (3)         $    310     $    353
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)            5.625%          7/1/15 (4)            5,000        5,026
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)             6.10%          7/1/09 (1)            6,035        6,551
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)             6.25%          7/1/22 (1)            3,000        3,139
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax)        5.25%          4/1/26 (1)            6,000        5,709
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax)        6.00%          4/1/20 (1)           25,000       26,511
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              5.40%          7/1/07 (3)           12,000       12,357
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              6.00%          7/1/11 (2)            2,000        2,034
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              6.10%          7/1/26 (4)           13,425       13,996
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              7.00%          7/1/09 (2)           19,050       22,116
Monroe County NY GO (Rochester Water Dist.)                             5.60%          6/1/04 (3)            1,235        1,296
Monroe County NY GO (Rochester Water Dist.)                             5.70%          6/1/05 (3)            1,350        1,428
Monroe County NY GO (Rochester Water Dist.)                             5.80%          6/1/06 (3)            1,340        1,430
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%         5/15/10 (1)            1,000        1,028
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%         5/15/11 (1)            1,000        1,022
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%         5/15/12 (1)            1,000        1,018
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%         5/15/13 (1)            1,425        1,443
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%         5/15/14 (1)            1,000        1,009
Montgomery, Ostego, Scholoharie Counties NY Solid Waste                 5.25%          1/1/14 (1)            1,640        1,594
Mount Sinai NY Union Free School Dist.                                  6.20%         2/15/14 (2)            1,050        1,142
Nassau County NY Combined Sewer Dist. GO                                4.70%         10/1/04 (3)            1,805        1,792
Nassau County NY Combined Sewer Dist. GO                                4.80%         10/1/05 (3)            1,760        1,756
Nassau County NY Combined Sewer Dist. GO                                4.90%         10/1/06 (3)            1,740        1,741
Nassau County NY Combined Sewer Dist. GO                                5.00%         10/1/07 (3)            1,715        1,727
Nassau County NY Combined Sewer Dist. GO                                5.00%         10/1/08 (3)            1,695        1,693
Nassau County NY Combined Sewer Dist. GO                                5.00%          5/1/09 (3)            3,210        3,179
Nassau County NY Combined Sewer Dist. GO                                5.00%          5/1/10 (3)            2,875        2,819
Nassau County NY Combined Sewer Dist. GO                                5.00%          5/1/11 (3)            1,770        1,723
Nassau County NY Combined Sewer Dist. GO                                5.00%          5/1/12 (3)            1,760        1,702
Nassau County NY Combined Sewer Dist. GO                                5.35%          7/1/08 (1)            4,730        4,865
Nassau County NY Combined Sewer Dist. GO                                5.35%         1/15/09 (1)            3,505        3,577
Nassau County NY Combined Sewer Dist. GO                                5.35%          7/1/09 (1)            4,635        4,732
Nassau County NY Combined Sewer Dist. GO                               5.875%          8/1/12 (3)              825          853
Nassau County NY Combined Sewer Dist. GO                                6.20%         5/15/07 (1)              840          898
Nassau County NY Combined Sewer Dist. GO                                6.20%         5/15/08 (1)              835          892
Nassau County NY Combined Sewer Dist. GO                                6.25%         5/15/09 (1)              825          883
Nassau County NY Combined Sewer Dist. GO                                6.25%         5/15/10 (1)              820          875
Nassau County NY GO                                                     5.00%         11/1/97 (3)            7,825        7,866
Nassau County NY GO                                                    5.125%          3/1/13 (2)            5,860        5,684
Nassau County NY GO                                                    5.125%          3/1/14 (2)            5,900        5,659
Nassau County NY GO                                                     5.50%         7/15/07 (1)            1,270        1,327
Nassau County NY GO                                                     5.50%         7/15/08 (1)            1,300        1,350
Nassau County NY GO                                                     5.50%         7/15/09 (1)            1,325        1,366
Nassau County NY GO                                                     5.50%         7/15/10 (1)            1,345        1,377
Nassau County NY GO                                                     5.50%         7/15/11 (1)            1,370        1,394
Nassau County NY GO                                                     5.70%          8/1/11 (3)            2,000        2,067
Nassau County NY GO                                                     5.75%          2/1/11 (1)            1,100        1,127
New York City NY Cultural Resources
  (American Museum of Natural History)                                  5.65%          4/1/22 (1)            5,000        4,986
New York City NY Cultural Resources (Museum of Modern Art)              5.40%          1/1/06 (2)              720          743
New York City NY Cultural Resources (Museum of Modern Art)              5.40%          1/1/06 (2) (ETM)         85           89
New York City NY Cultural Resources (Museum of Modern Art)              5.40%          1/1/12 (2)            1,400        1,404
New York City NY Cultural Resources (Museum of Modern Art)              5.50%          1/1/07 (2)              805          833
New York City NY Cultural Resources (Museum of Modern Art)              5.50%          1/1/07 (2) (ETM)         35           37
New York City NY GO                                                     5.75%          8/1/09 (3)            4,250        4,357
New York City NY GO                                                    6.625%          8/1/13 (1)              675          733
New York City NY GO                                                     6.95%         8/15/12 (1)            1,460        1,616
New York City NY GO                                                     7.10%          2/1/09 (1)            5,000        5,505
New York City NY GO VRDO                                                4.10%          6/3/97 (1)            2,300        2,300
New York City NY Health & Hosp. Corp.                                  5.625%         2/15/13 (2)           23,400       23,463
New York City NY IDA (USTA Project)                                    6.375%        11/15/14 (4)            2,000        2,152

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                     MATURITY                   AMOUNT       VALUE*
NEW YORK INSURED TAX-FREE FUND                                         COUPON            DATE                    (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                             5.35%         6/15/13 (1)             $  5,300     $  5,128
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                            5.875%         6/15/12 (2)               20,000       21,107
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                            5.875%         6/15/13 (2)               20,000       21,043
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                             8.75%         6/15/97 (5)(Prere.)        2,500        2,555
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                                        4.05%          6/3/97 (3)                3,610        3,610
New York State Dormitory Auth. (City Univ. of New York)                 6.25%          7/1/19 (1)                4,485        4,683
New York State Dormitory Auth. (City Univ. of New York)                 7.00%          7/1/14 (3)               20,700       22,373
New York State Dormitory Auth. (Colgate Univ.)                          6.50%          7/1/01 (1)(Prere.)        1,350        1,472
New York State Dormitory Auth. (Fordham Univ.)                          5.50%          7/1/23 (3)               10,150        9,782
New York State Dormitory Auth. (Fordham Univ.)                          5.75%          7/1/15 (3)                1,500        1,518
New York State Dormitory Auth. (Fordham Univ.)                          7.20%          7/1/15 (2)                  710          771
New York State Dormitory Auth. (Foundling Charities Corp.)              6.50%          7/1/12 (1)                6,530        6,676
New York State Dormitory Auth. (Iona College)                           5.25%          7/1/08 (1)                1,000        1,011
New York State Dormitory Auth. (Iona College)                           5.35%          7/1/09 (1)                1,000        1,010
New York State Dormitory Auth. (Iona College)                          7.625%          7/1/98 (1)                5,000        5,297
New York State Dormitory Auth. (Ithaca College)                         6.25%          7/1/21 (1)               10,000       10,409
New York State Dormitory Auth. (Montefiore Medical Center)              5.25%          2/1/15 (2)               33,250       32,025
New York State Dormitory Auth. (Mt. Sinai School of Medicine)           6.75%          7/1/15 (1)                7,245        7,838
New York State Dormitory Auth. (New York Univ.)                         6.00%          7/1/15 (3)               32,165       32,902
New York State Dormitory Auth. (Pace)                                  5.625%          7/1/17 (1)                6,185        6,209
New York State Dormitory Auth. (Rensselaer Polytech. Institute)         6.50%          7/1/06 (3)                3,000        3,242
New York State Dormitory Auth. (School Dist.)                           6.00%          7/1/15 (3)                2,675        2,709
New York State Dormitory Auth. (Siena College)                          6.00%          7/1/11 (1)                1,500        1,550
New York State Dormitory Auth. (State Univ.)                            5.75%          7/1/07 (2)                2,250        2,384
New York State Dormitory Auth. (State Univ.)                            5.75%          7/1/08 (2)                3,335        3,517
New York State Dormitory Auth. (State Univ.)                            6.00%          7/1/09 (2)                1,590        1,715
New York State Dormitory Auth. (St. John's Univ.)                       5.60%          7/1/16 (1)                2,500        2,488
New York State Dormitory Auth. (St. John's Univ.)                       5.70%          7/1/26 (1)                9,230        9,190
New York State Dormitory Auth. (St. Joseph's Hosp.)                     5.25%          7/1/18 (1)                6,700        6,404
New York State Dormitory Auth. (Union College)                          5.75%          7/1/10 (3)                1,800        1,844
New York State Energy Research & Dev. Auth. PCR
  (Niagara Mohawk)                                                     6.625%         10/1/13 (3)               10,000       10,779
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              5.50%         8/15/21 (3)-               8,000        7,699
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              6.00%         8/15/15 (1)               15,000       15,477
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                             6.375%         8/15/10 (3)                6,100        6,475
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              7.40%         2/15/99 (1)(Prere.)          430          460
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              7.40%         8/15/07 (1)                  460          488
New York State Medical Care Fac. Finance Agency
  (Sisters of Charity-Buffalo)                                         6.625%         11/1/18 (2)                5,500        5,900
New York State Thruway Auth. Rev.                                       5.00%          1/1/20 (1)                5,055        4,573
New York State Thruway Auth. Rev.                                       5.50%          1/1/23 (3)                6,800        6,556
New York State Thruway Auth. Rev.                                       6.00%          1/1/15 (3)               11,600       12,027
New York State Thruway Auth. Rev.                                       6.00%          1/1/25 (3)               14,250       14,646
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.30%          4/1/10 (1)                3,775        3,770
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.50%          4/1/15 (1)               12,480       12,479
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.80%          4/1/10 (2)               14,215       14,686
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.80%          4/1/11 (2)                8,635        8,884
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         6.00%          4/1/09 (3)                5,000        5,280
New York State Urban Dev. Corp.                                        5.375%          1/1/12 (1)               21,375       21,278
New York State Urban Dev. Corp.                                         5.50%          4/1/16 (1)                8,350        8,234
Niagara Falls NY Bridge Comm.                                           5.25%         10/1/15 (3)                5,000        4,879

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                     MATURITY                AMOUNT        VALUE*
NEW YORK INSURED TAX-FREE FUND                                         COUPON            DATE                 (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Niagara Falls NY Bridge Comm.                                           6.25%         10/1/20 (3)          $  8,685     $  9,498
Niagara Falls NY Bridge Comm.                                           6.25%         10/1/21 (3)             9,230       10,112
North Hempstead NY GO                                                   6.30%          4/1/08 (3)             2,055        2,274
North Hempstead NY GO                                                   6.40%          4/1/10 (3)             1,500        1,667
North Hempstead NY GO                                                   6.40%          4/1/11 (3)             2,075        2,307
North Hempstead NY Solid Waste Auth.                                    5.00%          2/1/12 (1)             3,370        3,228
Oyster Bay NY Public Improvement                                        5.40%         2/15/03 (1)             1,475        1,524
Oyster Bay NY Public Improvement                                        5.60%         2/15/05 (1)             1,000        1,049
Rochester NY GO                                                         4.25%         9/15/97 (2)             6,730        6,741
Rochester NY GO                                                         5.70%         8/15/03 (2)             2,330        2,450
Rochester NY GO                                                         5.70%         8/15/04 (2)             2,180        2,301
Smithtown NY GO                                                         5.25%          4/1/06 (1)             1,000        1,024
Smithtown NY GO                                                         5.45%          4/1/08 (1)               400          409
Suffolk County NY GO                                                    4.50%          8/1/97 (2)             1,390        1,392
Suffolk County NY GO                                                    5.00%          4/1/06 (1)             2,255        2,263
Suffolk County NY GO                                                    5.00%         7/15/06 (3)             1,000        1,004
Suffolk County NY GO                                                    5.10%         7/15/07 (3)             1,280        1,288
Suffolk County NY GO                                                    5.20%         7/15/08 (3)             1,100        1,106
Suffolk County NY Water Auth.                                           5.10%          6/1/07 (1)             7,110        7,171
Suffolk County NY Water Auth.                                           5.25%          6/1/04 (2)(Prere.)    21,305       22,010
Suffolk County NY Water Auth.                                           5.25%          6/1/10 (2)(ETM)        3,790        3,674
Suffolk County NY Water Auth.                                           5.25%          6/1/11 (2)(ETM)        2,380        2,296
Suffolk County NY Water Auth.                                           5.25%          6/1/12 (2)(ETM)        4,290        4,103
Suffolk County NY Water Auth.                                           5.25%          6/1/17 (2)             1,695        1,664
Suffolk County NY Water Auth.                                           5.75%          6/1/02 (2)(Prere.)     1,100        1,175
Suffolk County NY Water Auth.                                           5.75%          6/1/13 (2)             7,340        7,454
Triborough Bridge & Tunnel Auth. NY                                     5.50%          1/1/17 (2)            18,485       18,030
City of Yonkers NY School Dist. GO                                     5.375%          8/1/97 (3)               685          687
City of Yonkers NY School Dist. GO                                      5.60%          8/1/09 (3)               535          552
City of Yonkers NY School Dist. GO                                      5.70%          8/1/10 (3)               545          563
OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                                   6.50%          7/1/06 (1)            10,000       11,208
Puerto Rico Public Building Auth.                                       0.00%          7/1/03 (3)             4,000        3,015
                                                                                                                       ---------
                                                                                                                         843,811
                                                                                                                       ---------
PORTFOLIO INSURED (0.1%)
New York State Energy Research & Dev.
 (Niagara Mohawk Power Corp.)                                          8.875%         11/1/25                 1,100        1,129
                                                                                                                       ---------

SECONDARY MARKET INSURED (8.2%)
Municipal Assistance Corp. for New York City NY                         6.00%          7/1/08 (3)            22,350       23,124
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                                             5.00%         6/15/17 (3)             4,000        3,681
New York State Dormitory Auth. (City Univ.)                             5.75%          7/1/09 (3)             3,750        3,954
New York State Dormitory Auth. (City Univ.)                             5.75%          7/1/11 (3)             5,950        6,219
New York State Dormitory Auth. (Cornell Univ.)                          7.25%          7/1/12 (1)             1,175        1,278
New York State Dormitory Auth. (State Univ.)                            6.00%         5/15/17 (2)             5,600        5,662
New York State Medical Care Fac. Finance Agency                         5.25%         2/15/19 (3)            10,230        9,563
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                             5.375%         2/15/14 (1)             5,000        4,857
Port Auth. of New York & New Jersey                                     6.50%         1/15/26 (1)             1,500        1,591
Triborough Bridge & Tunnel Auth. NY                                     5.50%          1/1/19 (2)             4,000        3,867
Triborough Bridge & Tunnel Auth. NY                                     6.00%          1/1/12 (1)             7,805        8,355
Triborough Bridge & Tunnel Auth. NY                                     6.75%          1/1/09 (2)             3,000        3,420
Triborough Bridge & Tunnel Auth. NY                                    6.875%          1/1/15 (3)             7,000        7,553
                                                                                                                       ---------
                                                                                                                          83,124
                                                                                                                       ---------
NON-INSURED (8.0%)
Duchess County NY BAN                                                   4.50%         7/31/97                   400          400
New York City NY GO VRDO                                                3.90%          6/4/97 LOC            11,700       11,700
New York City NY GO VRDO                                                4.00%          6/3/97 LOC             6,200        6,200
New York City NY GO VRDO                                                4.05%          6/3/97 LOC             1,900        1,900

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                     MATURITY           AMOUNT       VALUE*
                                                                       COUPON            DATE            (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
New York City NY Health & Hosp. Corp. VRDO                              3.80%          6/4/97        $   4,500     $  4,500
New York Environmental Fac. Water PCR                                   5.55%         7/15/09            2,000        2,065
New York Local Govt. Assistance Corp. VRDO                              3.80%          6/4/97 LOC        8,400        8,400
New York State Dormitory Auth. (Columbia Univ.)                         5.75%          7/1/15           11,965       12,022
New York State Dormitory Auth. (Sloan Kettering Cancer Center)          3.45%          8/7/97            4,500        4,500
New York State Power Auth.                                              7.00%          1/1/09            6,000        6,222
Onondaga County NY Public Improvements                                 5.875%         2/15/06            1,580        1,686
Onondaga County NY Public Improvements                                 5.875%         2/15/08            2,475        2,638
Port Auth. of New York & New Jersey VRDO                                4.00%          6/3/97              500          500
Port Auth. of New York & New Jersey VRDO                                4.10%          6/3/97            1,600        1,600
Port Washington NY Union Free School Dist. GO                          4.375%         6/26/97            4,600        4,601
Roslyn NY Union Free School Dist. TAN                                   4.25%         6/26/97            1,000        1,000
Westchester County NY GO                                                6.70%         11/1/08            3,250        3,733
Westchester County NY GO                                                6.70%         11/1/09            3,645        4,191
White Plains NY BAN                                                     4.25%         7/25/97            1,335        1,336
OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                                        3.55%          6/4/97 LOC        1,900        1,900
                                                                                                                  ---------
                                                                                                                     81,094
                                                                                                                  ---------
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $964,349)                                                                                                 1,009,158
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 19,741
Liabilities                                                                                                         (12,329)
                                                                                                                  ---------
                                                                                                                      7,412
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 94,248,936 outstanding shares of beneficial interest
 (unlimited authorization--no par value)                                                                         $1,016,570
============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                            $10.79
============================================================================================================================

*See Note A in Notes to Financial Statements.

-Securities with a value of $5,871,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see below.

----------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT               PER
                                                                                                   (000)             SHARE
----------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                 $971,382            $10.31
Undistributed Net Investment Income                                                                   --                --
Accumulated Net Realized Gains                                                                       430                --
Unrealized Appreciation (Depreciation)--Note E
   Investment Securities                                                                          44,809               .48
   Futures Contracts                                                                                 (51)               --
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $1,016,570            $10.79
============================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
TAN--Tax Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).

The insurance does not guarantee the market value of  the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------
                                                       NEW YORK INSURED TAX-FREE FUND
                                                        SIX MONTHS ENDED MAY 31, 1997
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                                  $ 26,874
                                                                          -----------
      Total Income                                                             26,874
                                                                          -----------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                                 70
      Management and Administrative                                               827
      Marketing and Distribution                                                  122
   Insurance Expense                                                                3
   Custodian Fees                                                                  10
   Auditing Fees                                                                    4
   Shareholders' Reports                                                            8
   Annual Meeting and Proxy Costs                                                   1
   Trustees' Fees and Expenses                                                      1
                                                                          -----------
      Total Expenses                                                            1,046
      Expenses Paid Indirectly--Note C                                            (95)
                                                                          -----------
      Net Expenses                                                                951
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          25,923
-------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                   1,032
   Futures Contracts                                                               46
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                               1,078
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                      (14,364)
   Futures Contracts                                                             (197)
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              (14,561)
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $12,440
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Fund distributes its income to shareholders each day, the amounts of Distributions-Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions-Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------
                                                                                        NEW YORK INSURED TAX-FREE FUND
                                                                                        ------------------------------
                                                                                  SIX MONTHS                      YEAR
                                                                                       ENDED                     ENDED
                                                                                MAY 31, 1997             NOV. 30, 1996
                                                                                       (000)                     (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                          $   25,923                 $  47,197
   Realized Net Gain                                                                   1,078                     3,773
   Change in Unrealized Appreciation (Depreciation)                                  (14,561)                      705
                                                                                --------------------------------------
      Net Increase in Net Assets Resulting from Operations                            12,440                    51,675
                                                                                --------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                             (25,923)                  (47,197)
   Realized Capital Gain                                                              (3,537)                   (5,071)
                                                                                --------------------------------------
      Total Distributions                                                            (29,460)                  (52,268)
                                                                                --------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                            143,612                   212,722
   Issued in Lieu of Cash Distributions                                               21,715                    38,644
   Redeemed                                                                          (91,036)                 (150,791)
                                                                                --------------------------------------
      Net Increase from Capital Share Transactions                                    74,291                   100,575
----------------------------------------------------------------------------------------------------------------------
   Total Increase                                                                     57,271                    99,982
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                               959,299                   859,317
                                                                                --------------------------------------
   End of Period                                                                  $1,016,570                  $959,299
======================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                             13,368                    19,759
   Issued in Lieu of Cash Distributions                                                2,017                     3,577
   Redeemed                                                                           (8,462)                  (14,047)
                                                                                --------------------------------------
      Net Increase in Shares Outstanding                                               6,923                     9,289
======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   NEW YORK INSURED TAX-FREE FUND
                                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED    -------------------------------------------------------------
THROUGHOUT EACH PERIOD                              MAY 31, 1997         1996         1995         1994        1993          1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.99       $11.01        $9.70       $10.97      $10.45        $10.04
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .288         .569         .581         .588        .594          .631
   Net Realized and Unrealized Gain (Loss)
      on Investments                                       (.159)        .045        1.310       (1.258)       .665          .410
                                                         ------------------------------------------------------------------------
      Total from Investment Operations                      .129         .614        1.891        (.670)      1.259         1.041
                                                         ------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.288)       (.569)       (.581)       (.588)      (.594)        (.631)
   Distributions from Realized Capital Gains               (.041)       (.065)          --        (.012)      (.145)           --
                                                         ------------------------------------------------------------------------
      Total Distributions                                  (.329)       (.634)       (.581)       (.600)      (.739)        (.631)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.79       $10.99       $11.01        $9.70      $10.97        $10.45
=================================================================================================================================

TOTAL RETURN                                               1.22%        5.84%       19.90%       -6.37%      12.42%        10.63%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                   $1,017         $959         $859         $695        $807          $574
   Ratio of Total Expenses to
      Average Net Assets                                  0.22%*        0.20%        0.22%        0.22%       0.19%       0.23%**
   Ratio of Net Investment Income to
      Average Net Assets                                  5.37%*        5.28%        5.51%        5.60%       5.47%         6.11%
   Portfolio Turnover Rate                                   5%*           5%          10%          20%         10%           28%
---------------------------------------------------------------------------------------------------------------------------------

 *Annualized.
**Insurance expense represents 0.01%.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Insured Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. FUTURES CONTRACTS: The Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At May 31, 1997, the Fund had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue portfolio purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1997, directed brokerage and custodian fee offset arrangements reduced expenses by $85,000 and $10,000, respectively. The total expense reduction represented an annual rate of 0.02% of average net assets.

D. During the six months ended May 31, 1997, the Fund purchased $72,554,000 of investment securities and sold $24,932,000 of investment securities, other than temporary cash investments.

E. At May 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $44,809,000, consisting of unrealized gains of $45,507,000 on securities that had risen in value since their purchase and $698,000 in unrealized losses on securities that had fallen in value since their purchase.

    At May 31, 1997, the aggregate settlement value of open futures contracts expiring in June 1997 and the related unrealized depreciation were:

----------------------------------------------------------------------------------------
                                                                    (000)
                                                  --------------------------------------
                                                          AGGREGATE
                                    NUMBER OF             SETTLEMENT         UNREALIZED
FUTURES CONTRACTS                SHORT CONTRACTS            VALUE           DEPRECIATION
----------------------------------------------------------------------------------------
U.S. Treasury Bond                     175                 $19,255             $(51)
----------------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
     Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.;
     Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.;
     Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
 Vanguard/Windsor Fund
 Vanguard/Windsor II
 Vanguard Equity Income Fund
 Vanguard Growth and Income Portfolio
 Vanguard Selected Value Portfolio
 Vanguard/Trustees' Equity-U.S. Portfolio
 Vanguard Convertible Securities Fund

BALANCED FUNDS
 Vanguard/Wellington Fund
 Vanguard/Wellesley Income Fund
 Vanguard STAR Portfolio
 Vanguard Asset Allocation Fund
 Vanguard LifeStrategy Portfolios

GROWTH FUNDS
 Vanguard/Morgan Growth Fund
 Vanguard/PRIMECAP Fund
 Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
 Vanguard Explorer Fund
 Vanguard Specialized Portfolios
 Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio


FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q762-5/97


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